Exhibit 99.1

FOR IMMEDIATE RELEASE

Norwood Financial Corp announces Second Quarter 2025 Results

Quarterly and Year-to-Date Highlights:

•	Fully diluted EPS of $0.67, a 29% increase over the same period in 2024

•	Return on assets rose 31 basis points to 1.06% from 2Q 2024.

•	Net interest margin increased 13 basis points vs. the prior quarter and 63 basis points over the prior year.

•	Loans grew at a 4.4% and 8.2% annualized rate during the second quarter and year-to-date, respectively.

•	Deposits grew year-to-date at an annualized rate of 15% while deposit costs fell 20 basis points since the 4th quarter of 2024.

•	Capital continues to improve on increased earnings and lower accumulated other comprehensive income (AOCI) adjustment.

Honesdale, Pennsylvania – July 22, 2025 - Norwood Financial Corp (Nasdaq Global Market-NWFL) and its subsidiary, Wayne Bank, announced results for the three months and six months ended June 30, 2025.

Jim Donnelly, President and Chief Executive Officer, stated, “Our company’s performance continues to strengthen, due to increased yields coming out of our 2024 4th quarter repositioning, as well as improved results in all our business lines. In the first half of 2025 we achieved robust growth in both loans and deposits while improving yields as well. We enter the second half of 2025 on solid footing and with good momentum”

Mr. Donnelly continued, “I am proud of the performance from the entire Norwood team as they remain focused on delivering the products and services that help our customers achieve their goals. During the second quarter we launched our ‘Every Day Better’ campaign to high acclaim from customers, employees, and community members. This full rebrand enabled us to articulate our values and mission, stand out from competitors, and unite and energize our company culture. Building on this great combination of a high-performing team and strong brand, I am confident that we are on our way to creating a bright future for us, our customers, and our shareholders.”

Selected Financial Highlights (unaudited)

	Year-Over Year			Linked Quarter		Year-to-Date
	3 Months Ended			3 Months Ended		6 Months Ended
(dollars in thousands, except per share data)	Jun-25	Jun-24	Change	Mar-25	Change	Jun-25	Jun-24	Change
Net interest income	$19,065	$14,925	$4,140	$17,857	$1,208	$36,923	$29,635	$7,288
Net interest spread (fte)	2.75%	2.06%	69 bps	2.61%	14 bps	2.68%	2.07%	30 bps
Net interest margin (fte)	3.43%	2.80%	63 bps	3.30%	13 bps	3.37%	2.80%	26 bps
Net income	$6,205	$4,213	$1,992	$5,773	$432	$11,978	$8,646	$3,332
Diluted earnings per share	$0.67	$0.52	$0.15	$0.63	$0.04	$1.30	$1.07	$0.23
Return on average assets	1.06%	0.75%	31 bps	1.01%	5 bps	1.03%	0.78%	25 bps
Return on tangible equity	12.83%	9.44%	339 bps	12.40%	43 bps	12.62%	11.49%	113 bps

Discussion of financial results for the three months ended June 30, 2025:

•	The Company had net income of $6.2 million for the three months ended June 30, 2025, an increase of $2.0 million over the same period last year.

•	Net interest income increased during the second quarter of 2025 compared to the second quarter of 2024 due to increases in asset yields while yields on liabilities decreased.

•	Correspondingly, the net interest margin in the second quarter of 2025 was 3.43% compared to 2.80% in the second quarter of 2024.

•	Non-interest income in the first 6 months of 2025 increased $386 thousand or 9.2% over the same period in 2024.

•	The efficiency ratio for the second quarter of 2025 was 58.7% compared to 66.7% in the second quarter of 2024.

•	As of June 30, 2025, total assets were $2.365 billion, compared to $2.235 billion at June 30, 2024, an increase of 5.82%.

•	Loans receivable were $1.791 billion at June 30, 2025, compared to $1.641 billion at June 30, 2024, an increase of 9.1% .

•	Total deposits were $1.997 billion at June 30, 2025, compared to $1.811 billion at June 30, 2024, an increase of 10.3%.

•	Tangible Common Equity was 8.39% as of June 30, 2025, versus 6.92% at June 30, 2024.

•	Tangible Book Value per share increased $1.32 from $19.85 at December 31, 2024, to $21.17 at June 30, 2025.

Norwood Financial Corp is the parent company of Wayne Bank, which operates from sixteen offices throughout Northeastern Pennsylvania and fourteen offices in Delaware, Sullivan, Ontario, Otsego and Yates Counties, New York. The Company’s stock trades on the Nasdaq Global Market under the symbol “NWFL”.

Non-GAAP Financial Measures (unaudited)

The following tables reconcile certain Non-GAAP financial measures references in this release:

	Three months ended		Six months ended
	June 30		June 30
(dollars in thousands)	2025	2024	2025	2024
Net Interest Income	$19,065	$14,925	$36,923	$29,635
Taxable equivalent basis adjustment using 21% marginal tax rate	199	199	397	394
Net interest income on a fully taxable equivalent basis	$19,264	$15,124	$37,320	$30,029

	Three months ended		Six months ended
	June 30		June 30
(dollars in thousands)	2025	2024	2025	2024
Average equity	$223,351	$179,494	$220,787	$180,791
Average goodwill and other intangibles	(29,394)	(29,457)	(29,402)	(29,466)
Average tangible equity	$193,957	$150,037	$191,385	$151,325

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements. When used in this discussion, the words “believes”, “anticipates”, “contemplates”, “expects”, “bode”, “future performance”, “solid footing,” “good momentum,” “bright future” and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected. Those risks and uncertainties include, among other things, changes in federal and state laws, changes in interest rates, our ability to maintain strong credit quality metrics, our ability to have future performance, our ability to control core operating expenses and costs, demand for real estate, government fiscal and trade policies, cybersecurity and general economic conditions. The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Contact: John M. McCaffery

Executive Vice President &

Chief Financial Officer

NORWOOD FINANCIAL CORP

272-304-3003

www.waynebank.com

NORWOOD FINANCIAL CORP

Consolidated Balance Sheets

(dollars in thousands, except share and per share data)

(unaudited)

	June 30
	2025	2024
ASSETS
Cash and due from banks	$32,052	$29,903
Interest-bearing deposits with banks	20,993	39,492

Cash and cash equivalents	53,045	69,395
Securities available for sale	402,460	397,578
Loans receivable	1,790,574	1,641,355
Less: Allowance for credit losses	20,908	17,806

Net loans receivable	1,769,666	1,623,549
Regulatory stock, at cost	7,538	6,443
Bank premises and equipment, net	21,608	18,265
Bank owned life insurance	46,099	46,121
Accrued interest receivable	8,642	8,329
Deferred tax assets, net	17,693	21,707
Goodwill	29,266	29,266
Other intangible assets	121	183
Other assets	9,212	14,480

TOTAL ASSETS	$2,365,350	$2,235,316

LIABILITIES
Deposits:
Non-interest bearing demand	$406,358	$391,849
Interest-bearing	1,591,476	1,419,323

Total deposits	1,997,834	1,811,172
Short-term borrowings	26,500	62,335
Other borrowings	85,350	148,087
Accrued interest payable	10,975	13,329
Other liabilities	19,266	18,206

TOTAL LIABILITIES	2,139,925	2,053,129
STOCKHOLDERS’ EQUITY
Preferred Stock, no par value per share, authorized 5,000,000 shares	—	—
Common Stock, $.10 par value per share, authorized: 20,000,000 shares, issued: 2025: 9,490,505 shares, 2024: 8,311,851 shares	949	831
Surplus	126,990	98,082
Retained earnings	131,199	139,070
Treasury stock, at cost: 2025: 229,983 shares, 2024: 221,540 shares	(6,208)	(5,977)
Accumulated other comprehensive loss	(27,505)	(49,819)

TOTAL STOCKHOLDERS’ EQUITY	225,425	182,187

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,365,350	$2,235,316

NORWOOD FINANCIAL CORP

Consolidated Statements of Income

(dollars in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
INTEREST INCOME
Loans receivable, including fees	$27,115	$24,121	$53,103	$47,802
Securities	3,871	2,584	7,742	5,109
Other	220	966	446	1,697

Total Interest income	31,206	27,671	61,291	54,608
INTEREST EXPENSE
Deposits	10,869	10,687	21,617	20,796
Short-term borrowings	211	356	669	692
Other borrowings	1,061	1,703	2,082	3,485

Total Interest expense	12,141	12,746	24,368	24,973

NET INTEREST INCOME	19,065	14,925	36,923	29,635
PROVISION FOR (RELEASE OF) CREDIT LOSSES	950	347	1,807	(276)

NET INTEREST INCOME AFTER PROVISION FOR (RELEASE
OF) CREDIT LOSSES	18,115	14,578	35,116	29,911
OTHER INCOME
Service charges and fees	1,514	1,504	3,027	2,847
Income from fiduciary activities	226	225	551	463
Gains on sales of loans, net	65	36	112	42
Earnings and proceeds on life insurance policies	266	253	552	520
Other	177	189	357	341

Total other income	2,248	2,207	4,599	4,213
OTHER EXPENSES
Salaries and employee benefits	6,605	5,954	13,077	12,090
Occupancy, furniture and equipment	1,349	1,229	2,727	2,489
Data processing and related operations	1,189	1,024	2,274	2,046
Taxes, other than income	192	179	385	272
Professional fees	623	508	1,282	1,092
FDIC Insurance assessment	355	309	761	670
Foreclosed real estate	137	15	141	36
Amortization of intangibles	15	19	30	38
Other	2,066	2,207	3,918	4,442

Total other expenses	12,531	11,444	24,595	23,175
INCOME BEFORE TAX EXPENSE	7,832	5,341	15,120	10,949
INCOME TAX EXPENSE	1,627	1,128	3,142	2,303

NET INCOME	$6,205	$4,213	$11,978	$8,646

Basic earnings per share	$0.67	$0.52	$1.30	$1.07

Diluted earnings per share	$0.67	$0.52	$1.30	$1.07

NORWOOD FINANCIAL CORP

NET INTEREST MARGIN ANALYSIS

(dollars in thousands)

	For the Quarter Ended
	June 30, 2025			March 31, 2025			June 30, 2024
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
	(2)	(1)	(3)	(2)	(1)	(3)	(2)	(1)	(3)
Assets
Interest-earning assets:
Interest-bearing deposits with banks	$19,085	$220	4.62%	$20,802	$226	4.41%	$69,173	$967	5.62%
Securities available for sale:
Taxable	404,428	3,624	3.59	408,427	3,623	3.60	401,014	2,206	2.21
Tax-exempt (1)	44,158	312	2.83	44,242	312	2.86	69,126	477	2.78

Total securities available for sale (1)	448,586	3,936	3.52	452,669	3,935	3.53	470,140	2,683	2.30
Loans receivable (1) (4) (5)	1,783,626	27,249	6.13	1,743,572	26,120	6.08	1,629,283	24,220	5.98

Total interest-earning assets	2,251,297	31,405	5.60	2,217,043	30,281	5.54	2,168,596	27,870	5.17
Non-interest earning assets:
Cash and due from banks	30,323			28,705			26,422
Allowance for credit losses	(20,733)			(20,154)			(18,023)
Other assets	94,922			93,131			69,718

Total non-interest earning assets	104,512			101,682			78,117

Total Assets	$2,355,809			$2,318,725			$2,246,713

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Interest-bearing demand and money market $	573,904	$2,887	2.02	$546,884	$2,801	2.08	$450,918	$2,397	2.14
Savings	204,318	119	0.23	211,905	142	0.27	233,676	286	0.49
Time	821,725	7,863	3.84	793,803	7,805	3.99	755,224	8,004	4.26

Total interest-bearing deposits	1,599,947	10,869	2.72	1,552,592	10,748	2.81	1,439,818	10,687	2.99
Short-term borrowings	17,757	211	4.77	44,297	458	4.19	61,689	356	2.32
Other borrowings	95,792	1,061	4.44	93,549	1,021	4.43	149,442	1,703	4.58

Total interest-bearing liabilities	1,713,496	12,141	2.84	1,690,438	12,227	2.93	1,650,949	12,746	3.11
Non-interest bearing liabilities:
Demand deposits	389,323			380,544			387,962
Other liabilities	29,639			29,549			28,308

Total non-interest bearing liabilities	418,962			410,093			416,270
Stockholders’ equity	223,351			218,194			179,494

Total Liabilities and Stockholders’ Equity	$2,355,809			$2,318,725			$2,246,713

Net interest income/spread (tax equivalent basis)		19,264	2.75%		18,054	2.61%		15,124	2.06%

Tax-equivalent basis adjustment		(199)			(197)			(199)

Net interest income		$19,065			$17,857			$14,925

Net interest margin (tax equivalent basis)			3.43%			3.30%			2.80%

(1)	Interest and yields are presented on a tax-equivalent basis using a marginal tax rate of 21%.
(2)	Average balances have been calculated based on daily balances.
(3)	Annualized
(4)	Loan balances include non-accrual loans and are net of unearned income.
(5)	Loan yields include the effect of amortization of deferred fees, net of costs.

	Year to Date
	June 30, 2025			March 31, 2025			June 30, 2024
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
	(2)	(1)	(3)	(2)	(1)	(3)	(2)	(1)	(3)
Assets
Interest-earning assets:
Interest-bearing deposits with banks	$19,939	$446	4.51%	$20,802	$226	4.41%	$61,551	$1,697	5.54%
Securities available for sale:
Taxable	406,416	7,247	3.60	408,427	3,623	3.60	401,645	4,353	2.18
Tax-exempt (1)	44,199	626	2.86	44,242	312	2.86	69,503	958	2.77

Total securities available for sale (1)	450,615	7,873	3.52	452,669	3,935	3.53	471,148	5,311	2.27
Loans receivable (1) (4) (5)	1,763,710	53,369	6.10	1,743,572	26,120	6.08	1,620,694	47,994	5.96

Total interest-earning assets	2,234,264	61,688	5.57	2,217,043	30,281	5.54	2,153,393	55,002	5.14
Non-interest earning assets:
Cash and due from banks	29,519			28,705			25,508
Allowance for credit losses	(20,445)			(20,154)			(18,559)
Other assets	94,031			93,131			71,705

Total non-interest earning assets	103,105			101,682			78,654

Total Assets	$2,337,369			$2,318,725			$2,232,047

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Interest-bearing demand and money market $	560,469	$5,688	2.05	$546,884	$2,801	2.08	$450,372	$4,707	2.10
Savings	208,090	261	0.25	211,905	142	0.27	234,611	536	0.46
Time	807,841	15,668	3.91	793,803	7,805	3.99	740,211	15,553	4.23

Total interest-bearing deposits	1,576,400	21,617	2.77	1,552,592	10,748	2.81	1,425,194	20,796	2.93
Short-term borrowings	30,954	669	4.36	44,297	458	4.19	59,843	692	2.33
Other borrowings	94,676	2,082	4.43	93,549	1,021	4.43	152,470	3,485	4.60

Total interest-bearing liabilities	1,702,030	24,368	2.89	1,690,438	12,227	2.93	1,637,507	24,973	3.07
Non-interest bearing liabilities:
Demand deposits	384,958			380,544			387,014
Other liabilities	29,594			29,549			26,735

Total non-interest bearing liabilities	414,552			410,093			413,749
Stockholders’ equity	220,787			218,194			180,791

Total Liabilities and Stockholders’ Equity	$2,337,369			$2,318,725			$2,232,047

Net interest income/spread (tax equivalent basis)		37,320	2.68%		18,054	2.61%		30,029	2.07%

Tax-equivalent basis adjustment		(397)			(197)			(394)

Net interest income		$36,923			$17,857			$29,635

Net interest margin (tax equivalent basis)			3.37%			3.30%			2.80%

(1)	Interest and yields are presented on a tax-equivalent basis using a marginal tax rate of 21%.
(2)	Average balances have been calculated based on daily balances.
(3)	Annualized
(4)	Loan balances include non-accrual loans and are net of unearned income.
(5)	Loan yields include the effect of amortization of deferred fees, net of costs.

NORWOOD FINANCIAL CORP

Financial Highlights (Unaudited)

(dollars in thousands, except per share data)

For the Three Months Ended June 30	2025	2024
Net interest income	$19,065	$14,925
Net income	6,205	4,213
Net interest spread (fully taxable equivalent)	2.75%	2.06%
Net interest margin (fully taxable equivalent)	3.43%	2.80%
Return on average assets	1.06%	0.75%
Return on average equity	11.14%	9.44%
Return on average tangible equity	12.83%	11.29%
Basic earnings per share	$0.67	$0.52
Diluted earnings per share	$0.67	$0.52

For the Six Months Ended June 30	2025	2024
Net interest income	36,923	29,635
Net income	11,978	8,646
Net interest spread (fully taxable equivalent)	2.68%	2.07%
Net interest margin (fully taxable equivalent)	3.37%	2.80%
Return on average assets	1.03%	0.78%
Return on average equity	10.94%	9.62%
Return on average tangible equity	12.62%	11.49%
Basic earnings per share	1.30	1.07
Diluted earnings per share	1.30	1.07

As of June 30	2025	2024
Total assets	$2,365,350	$2,235,316
Total loans receivable	1,790,574	1,641,355
Allowance for credit losses	20,908	17,806
Total deposits	1,997,834	1,811,172
Stockholders’ equity	225,425	182,187
Trust assets under management	207,402	201,079
Book value per share	$24.34	$22.52
Tangible book value per share	$21.17	$18.88
Equity to total assets	9.53%	8.15%
Allowance to total loans receivable	1.17%	1.08%
Nonperforming loans to total loans	0.45%	0.47%
Nonperforming assets to total assets	0.34%	0.34%

NORWOOD FINANCIAL CORP

Consolidated Statements of Income (unaudited)

(dollars in thousands, except per share data)

Three months ended	June 30 2025	March 31 2025	December 31 2024	September 30 2024	June 30 2024
INTEREST INCOME
Loans receivable, including fees	$27,115	$25,988	$26,122	$25,464	$24,121
Securities	3,871	3,870	2,789	2,526	2,584
Other	220	226	574	497	966

Total interest income	31,206	30,084	29,485	28,487	27,671
INTEREST EXPENSE
Deposits	10,869	10,748	10,984	10,553	10,687
Borrowings	1,272	1,479	1,876	2,003	2,059

Total interest expense	12,141	12,227	12,860	12,556	12,746

NET INTEREST INCOME	19,065	17,857	16,625	15,931	14,925
PROVISION FOR (RELEASE OF) CREDIT LOSSES	950	857	1,604	1,345	347

NET INTEREST INCOME AFTER (RELEASE OF) PROVISION FOR CREDIT LOSSES	18,115	17,000	15,021	14,586	14,578
OTHER INCOME
Service charges and fees	1,514	1,513	1,595	1,517	1,504
Income from fiduciary activities	226	325	224	256	225
Net realized (losses) gains on sales of securities	—	—	(19,962)	—	—
Gains on sales of loans, net	65	47	50	103	36
Gains on sales of foreclosed real estate owned	—	—	—	—	32
Earnings and proceeds on life insurance policies	266	286	275	261	253
Other	177	180	159	158	157

Total other income	2,248	2,351	(17,659)	2,295	2,207
OTHER EXPENSES
Salaries and employee benefits	6,605	6,472	6,690	6,239	5,954
Occupancy, furniture and equipment, net	2,538	1,378	1,291	1,269	1,229
Foreclosed real estate	137	4	9	9	15
FDIC insurance assessment	355	406	335	339	309
Other	2,896	3,804	5,094	4,175	3,937

Total other expenses	12,531	12,064	13,419	12,031	11,444
INCOME BEFORE TAX (BENEFIT) EXPENSE	7,832	7,287	(16,057)	4,850	5,341
INCOME TAX (BENEFIT) EXPENSE	1,627	1,514	(3,406)	1,006	1,128

NET (LOSS) INCOME	$6,205	$5,773	$(12,651)	$3,844	$4,213

Basic (loss) earnings per share	$0.67	$0.63	$(1.54)	$0.48	$0.52

Diluted (loss) earnings per share	$0.67	$0.63	$(1.54)	$0.48	$0.52

Book Value per share	$24.34	$23.84	$23.02	$24.18	$22.52
Tangible Book Value per share	21.17	20.66	19.85	20.54	18.88
Return on average assets (annualized)	1.06%	1.01%	-2.19%	0.68%	0.75%
Return on average equity (annualized)	11.14%	10.73%	-26.08%	8.09%	9.44%
Return on average tangible equity (annualized)	12.83%	12.40%	-30.77%	9.58%	11.29%
Net interest spread (fte)	2.75%	2.61%	2.31%	2.23%	2.06%
Net interest margin (fte)	3.43%	3.30%	3.04%	2.99%	2.80%
Allowance for credit losses to total loans	1.17%	1.15%	1.16%	1.12%	1.08%
Net charge-offs to average loans (annualized)	0.08%	0.07%	0.12%	0.08%	0.13%
Nonperforming loans to total loans	0.45%	0.45%	0.46%	0.47%	0.47%
Nonperforming assets to total assets	0.34%	0.33%	0.34%	0.35%	0.34%